                                                                   Exhibit 10.10

                                                                   CONFIDENTIAL

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

                           Official Order Cover Sheet

This Order (which comprises this Official Order Cover Sheet and appended documents referenced below) is subject to the terms and conditions of the BT/Commerce One Amended and Restated Trading Agreement dated March 25, 1999. Should the terms and conditions of this Order conflict with or vary from those of the Trading Agreement then the Trading Agreement shall take precedence; however variations that are clearly and explicitly set out in the Variation to Trading Agreement section of this Order shall take precedence over those terms set forth in the Trading Agreement. Any definitions used in this Order shall have the meanings given in the attached BT Commerce One Marketsite Licence - BT Order 658272

------------------------------------------- -----------------------------------------------------------------
ORDERING ENTITY:                            BRITISH TELECOMMUNICATIONS PLC ("BT")
------------------------------------------- -----------------------------------------------------------------
POINT OF CONTACT:                           STEVE RUSSELL
------------------------------------------- -----------------------------------------------------------------
ADDRESS:                                    PPB113 NORTH STAR HOUSE
------------------------------------------- -----------------------------------------------------------------
                                            NORTH STAR AVENUE
------------------------------------------- -----------------------------------------------------------------
                                            SWINDON.  UNITED KINGDOM
------------------------------------------- -----------------------------------------------------------------
POSTCODE:                                   SN2 1BS
------------------------------------------- -----------------------------------------------------------------


----------------------------------------------------------------------------------- --------------------------

STATE WHETHER ORDER IS A COMMERCIAL SERVICE LICENCE (REFERRED TO IN CLAUSE 5.2.2    YES
OF THE TRADING AGREEMENT
----------------------------------------------------------------------------------- --------------------------
STATE WHETHER ORDER IS A SPECIAL COMMISSIONING ORDER (REFERRED TO IN CLAUSE 5.8     NO
OF THE TRADING AGREEMENT)
----------------------------------------------------------------------------------- --------------------------
ORDER NO:                                   658272
------------------------------------------- -----------------------------------------------------------------
QUOTATION NO:                               BT COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
------------------------------------------- -----------------------------------------------------------------
PRICE AND CURRENCY:                         $[*]
------------------------------------------- -----------------------------------------------------------------

------------------------------------------- -----------------------------------------------------------------

DELIVERY ADDRESS:                           TERRY CARLIN

                                            ANZANI HOUSE
                                            TRINITY AVENUE
                                            FELIXSTOWE
------------------------------------------- -----------------------------------------------------------------
POST CODE:                                  IP11 8XB
------------------------------------------- -----------------------------------------------------------------
INVOICE ADDRESS IF FROM ABOVE:              COLLETTE BLACKMORE
------------------------------------------- -----------------------------------------------------------------
                                            PP302F, TELECOM HOUSE (TLC-M6), 91 LONDON ROAD
------------------------------------------- -----------------------------------------------------------------
                                            MANCHESTER, LANCASHIRE, UNITED KINGDOM.
------------------------------------------- -----------------------------------------------------------------

                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
                                    BEEN OMITTED AND FILED SEPARATELY WITH THE
                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


------------------------------------------- -----------------------------------------------------------------
POST CODE:                                  M60 1HQ
------------------------------------------- -----------------------------------------------------------------

WORK REQUIRED AND TIMESCALES (INCLUDING     BT COMMERCE ONE MARKETSITE LICENCE -
REFERENCES TO ANY APPENDED DOCUMENTS)*      BT ORDER 658131
------------------------------------------- ------------------------------------

*WHERE THE QUOTATION AND OR SPECIFICATION ARE NOT ATTACHED TO THIS DOCUMENT THEN THE WORK REQUIRED AND TIMESCALES SHOULD BE IDENTIFIED.

------------------------------------------------------- -----------------------------------------------------
VARIATION TO TRADING AGREEMENT                          THE PROVISIONS OF CLAUSE 1.
------------------------------------------------------- -----------------------------------------------------
Authorised Signatures

------------------------------------------------------- -----------------------------------------------------
ORDERING ENTITY                                         COMMERCE ONE
------------------------------------------------------- -----------------------------------------------------
NAME:                                                   NAME:
------------------------------------------------------- -----------------------------------------------------
SIGNATURE:                                              SIGNATURE:
------------------------------------------------------- -----------------------------------------------------
DATE:                                                   DATE:
------------------------------------------------------- -----------------------------------------------------


                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
                                    BEEN OMITTED AND FILED SEPARATELY WITH THE
                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------


BT - Commerce One MarketSite Licence and associated services ("Licence")

THIS LICENCE IS BETWEEN:

1. COMMERCE ONE INC OF 1600 RIVIERA AVENUE, WALNUT CREEK, CALIFORNIA 94596, USA ("COMMERCE ONE"); AND

2. BRITISH TELECOMMUNICATIONS PLC OF 81 Newgate Street, London EC1A 7AJ ("BT").



THESE ARE THE AMENDED AND RESTATED TERMS AND CONDITIONS OF THE LICENCE GRANTED IN ACCORDANCE WITH BT ORDER 658131 AND THE DATE OF THIS LICENCE IS TO BE TREATED FOR ALL PURPOSES AS 8 JANUARY 1999.



CONTENTS

1.   Commerce One Deliverables

1.1  MarketSite licence

1.2  Software support

1.3  Services

2.   Charges and fees



DEFINITIONS



"API"                      means Application Programming Interface

"Business Day"             means any day other than Saturday, Sunday, Christmas
                           Day or Good Friday and other than a bank holiday in
                           England.

"Governance Agreement"     means the agreement of that name of the same date as
                           this licence between Commerce One and BT.


                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
                                    BEEN OMITTED AND FILED SEPARATELY WITH THE
                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
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
"Initial Period"           means the period from the date of this Licence until
                           [*] (unless terminated earlier in accordance with the
                           terms of the Licence) comprising a Beta testing
                           period from [*] to [*] and a launch period from [*]
                           to [*].

"MarketSite"               means a software product and a set of services which
                           Commerce One has created to enable commerce service
                           providers to create interactive trading communities
                           as further described in Appendix 1.

"MarketSite Revenues"      mean all revenues (exclusive of VAT) earned by BT
                           from the operation of MarketSite or the provision of
                           any service using MarketSite including without
                           limitation access fees, extranet licence fees,
                           transaction fees and subscriptions to services
                           whether payable by buyers or suppliers but not
                           supplier support fees, content management services
                           fees and telecommunications network usage charges and
                           set up fees and excluding any BT services which do
                           not use MarketSite as a significant vehicle for
                           conducting transactions.

"MarketSite Services"      means the Services which can be provided to
                           purchasers and suppliers using the MarketSite
                           Software including the granting of access to
                           MarketSite operations.

"MarketSite Software"      means the Commerce One MarketSite software described
                           in Appendix 1.


                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
                                    BEEN OMITTED AND FILED SEPARATELY WITH THE
                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

"Trading Agreement"        means the Amended and Restated Trading Agreement
                           658130 dated January 8 1999 between Commerce One and
                           BT.

"UK"                       means the United Kingdom of Great Britain and
                           Northern Ireland, the Channel Islands and Isle of
                           Man.


1.       Commerce One Deliverables


In consideration of payment of charges, royalties and fees described in clause 2, Commerce One shall deliver the following licences, services and deliverables.

--------------------------------------------------------------------------------
1.1 MARKETSITE LICENCE
--------------------------------------------------------------------------------


(a) For the licence fee and royalties set out in clause 2(a), Commerce One hereby grants BT a [*]; this limitation shall only apply to the extent that Commerce One has contractual exclusivity commitments with another party (Commerce One shall use all reasonable endeavours to ensure that such commitments will give BT reciprocal rights in respect of passively acquired sales to those detailed above). For the avoidance of doubt this Licence is a Commercial Service Licence as referred to in clause
         5.2.2 of the Trading Agreement.

(b)      [*].

(c) [*], Commerce One may, by notice to BT given within seven (7) Business Days following the end of that quarter, terminate its undertaking in clause 1.1 (b) and the obligations under Clause 1.1(d)(i) and (ii).

         Provided that (but only if the provisions of this proviso have not been implemented in both the preceding two quarters) Commerce One's notice given as above shall cease to be of effect if within the ten (10) Business Days referred to above either

         (i) BT agrees that the minimum number of extranet access licences for the then current quarter shall be increased by the amount of the shortfall in the deficit quarter or

         (ii) BT undertakes to Commerce One within such ten (10) Business Days to pay to Commerce One a sum equal to [*] of the average extranet access licence fees charged by BT in the quarter (if any) which

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                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

              preceded the deficit quarter multiplied by the shortfall in number in the deficit quarter.

         The following is the schedule of milestone extranet access licences to BT's MarketSite Services during the Initial Period:

                    QUARTER ENDING                               NUMBER OF LICENCES
                    --------------                               ------------------
                    [*]                                                        [*]

                    [*]                                                        [*]

                    [*]                                                        [*]

                    [*]                                                        [*]

                    [*]                                                        [*]

         References to extranet access licences and fees for them include for the above purpose licences or subscriptions howsoever designated and fees for them.

         BT shall notify Commerce One in writing of the relevant sales in each of the above quarters within three (3) Business Days of the end of that quarter failing which it shall be conclusively presumed for the purposes of determining whether Commerce One's right under this (c) is exercisable that there were no such sales.

(d)      (i)  BT undertakes that BT e-Business will only promote the
              MarketSite Service using MarketSite for business-to-business electronic procurement of commoditised indirect goods and services during the Initial Period. Should BT breach this undertaking Commerce One may by notice in writing to BT terminate its undertakings in Clause 1.1(b) and the obligations under clauses 1.1.(d)(i) and (ii) provided that this shall not prevent promotion of single supplier catalogues promoted by [*] retail direct good trading. For the avoidance of doubt this obligation shall not apply to BT other than BT's unit or units e-Business unit or its successor.

         (ii) Commerce One undertakes that it will only promote to suppliers or customers in the UK BT's MarketSite Service for business-to-business electronic procurement of commoditised indirect goods and services during the Initial Period.

(e) Commerce One undertakes that before [*] it will publish [*] and provide MarketSite integration to third party purchasing applications.

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                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
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(f)      For the avoidance of doubt no licence is granted to Commerce One in respect of content, pricing and transactional information that may be derived from BT's use of the MarketSite Software.



--------------------------------------------------------------------------------
1.2 SOFTWARE SUPPORT MARKETSITE
--------------------------------------------------------------------------------


Commerce One shall support the MarketSite Software in accordance with the terms of the Trading Agreement.

The parties agree that all major and minor upgrades and new releases of the MarketSite product shall be offered to BT at no charge under the current Maintenance and Support Agreement and will be reflected in the standard Maintenance and Support arrangements. The parties further agree that additional value-added services which Commerce One provides to BT which have either (1) an identifiable incremental revenue stream, (2) are sourced from third parties and carry a royalty obligation by Commerce One to the outside vendor, or (3) can reasonably be considered to have new functionality that is bundled and sold by Commerce One as an add-on product to other customers, shall be considered new products, and Commerce One shall be authorized to price separately from the initial MarketSite license fee paid by BT.

--------------------------------------------------------------------------------
1.3 SERVICES
--------------------------------------------------------------------------------

(a) Commerce One shall provide up to [*] months at no additional charge to BT to carry out implementation of the MarketSite Software for BT, including

-        System Infrastructure/Installation
-        Testing in  BT hosting infrastructure
-        Knowledge transfer and training for the BT/Commerce One project team
-        On-Site technical support
- Localisation support substantially in the form and scope as described in Appendix 1 to this Licence
- Support for supplier adoption and content management training and skills transfer

      The allocation of these services will be managed through written call-off from BT. Commerce One shall provide a monthly statement to BT that details the usage of such services, deliverables achieved and reference to the relevant call-off document.


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                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS

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                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
--------------------------------------------------------------------------------

         b) Commerce One agrees that any additional services required by BT shall be billed at Commerce One's Professional Services Rates from time to time, the current rates being as set forth in Appendix 2 to this Licence (subject to BT placing an Order for such services from time to time) provided that increases in the first 5 years of this Agreement shall not exceed increases in the US Consumer Price Index after the date of this Licence and no increase shall take effect before the expiry of 12 months from the date of this Licence.

         c) BT will provide supplier content management as part of the Market Site service, with the amount and timing of the content to be adopted to be subject to agreement between BT and its customers. BT may procure additional services from Commerce One to deliver service to its customers at charges to be mutually agreed on a case by case basis.

2. Charges and Fees

(a)      BT shall pay Commerce One:

         (i) an initial lump sum licence fee of [*] upon delivery, successful installation and acceptance of the MarketSite Software and services described within this Licence;

         (ii) a royalty at the rate of [*] of all MarketSite Revenues (any dispute as to what is included in MarketSite Revenues being referred to resolution under the Governance Agreement); and

         (iii) support fees in accordance with scale set out in the Trading Agreement which for the avoidance of doubt shall be [*] per annum beginning after the end of the first year of this Agreement. Such fees shall be payable [*].

(b) As owner of all content and transactions carried on or across the MarketSite, BT shall charge customers using the MarketSite Services fees it deems appropriate for usage of such services.

(c) BT shall notify Commerce One of the MarketSite Revenues received in each quarter ending 31 March, 30 June, 30 September or 31 December and sums payable under clause (2)(a)(ii) within thirty (30) days of the end of the quarter and shall pay Commerce One's invoice for the sums due to Commerce One within 30 days of date of invoice. Commerce One shall be entitled to audit such statements in accordance with the provisions of the Governance Agreement.

                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
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                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
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

                                  CONFIDENTIAL

             BT - COMMERCE ONE MARKETSITE LICENCE - BT ORDER 658272
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(d)   Where new services not currently provided are to be provided by BT using the MarketSite Software as the platform, the revenues from these new services shall be included in MarketSite Revenues but the parties will discuss any alteration to the royalty rate applicable to MarketSite Revenues from these new services in accordance with the procedures in the Governance Agreement provided that if a different rate is agreed it shall not be more than [*] nor less than [*]. In addition where such a new service is sourced from a third party the revenue from such new service shall be deemed to be the revenue net of the royalties payable to such third party.

3. Severance


    If any aspect of this Licence is found to be invalid, illegal or unenforceable this shall not affect the validity of any part of this Licence. In such case this Licence shall be construed and enforced as if it did not contain such provision. The parties shall negotiate in good faith to modify and, or replace such provision with one that is valid and legally enforceable.

4. Menu Content


    The provisions of Exhibit 4 apply.

5. Global MarketSite


    BT shall support Commerce One's objective to secure the availability of each MarketSite Software licensee's supplier content on all MarketSites once this is technically achievable and for this purpose shall endeavor (unless in the reasonable opinion of BT this will be detrimental to BT) to reach agreement with other licensees of MarketSite Software for the sharing of supplier content and ensure that the supplier content of BT's MarketSite accords with the common standards set by Commerce One. Commerce One shall use its commercially reasonable endeavours to include a similar term in its agreements with other operators of MarketSite.


                                    [*] = CERTAIN INFORMATION ON THIS PAGE HAS
                                    BEEN OMITTED AND FILED SEPARATELY WITH THE
                                    COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN
                                    REQUESTED WITH RESPECT TO THE OMITTED
                                    PORTIONS